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                                                                   Exhibit 21.01


             HOMESTORE.COM, INC., SUBSIDIARY INFORMATION @ 12/31/01
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   FULL NAME OF ENTITY                    OTHER LEGAL NAMES                  LEGAL           STATE OF              OWNERSHIP
                                                                           STATUS OF       INCORPORATION
                                                                            ENTITY
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
3041776 Nova Scotia Company     None                                  Nova Scotia,        Nova Scotia      Wholly-owned subsidiary
                                                                      Canada ULL                           of HSTPUS, Inc.
                                                                      corporation
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Areautil.com do Brasil S.A.     None                                  Brazilian Company   Brazil           Wholly-owned subsidiary
                                                                                                           of Homestore Latin
                                                                                                           America Corporation
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Blazebest Limited               None                                  England and Wales   England          Wholly-owned subsidiary
                                                                      private limited                      of Homestore Mobility
                                                                      company                              Technologies Limited
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Billart Limited                 None                                  England and Wales   England          Wholly-owned subsidiary
                                                                      private limited                      of Homestore Mobility
                                                                      company                              Technologies Limited
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Consumerinfo.com, Inc.          None                                  Corporation         California       Wholly-owned subsidiary
                                                                                                           of Homestore Consumer
                                                                                                           Information Corp.
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eNeighborhoods, Inc.            None                                  Corporation         Pennsylvania     Wholly-owned subsidiary
                                                                                                           of Homestore Consumer
                                                                                                           Information Corp.
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Getko Direct Response Ltd.      None                                  Corporation         New York         Wholly-owned subsidiary
                                                                                                           of Welcome Wagon
                                                                                                           International Inc.
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GTKY Printing & Mailing         None                                  Corporation         New York         Wholly-owned subsidiary
Corp.                                                                                                      of Welcome Wagon
                                                                                                           International Inc.
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HomeBuilder.com (Delaware),     None                                  Corporation         Delaware         Wholly-owned subsidiary
Inc.                                                                                                       of National New Homes
                                                                                                           Co., Inc.
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Homestore Apartments and        None                                  Corporation         Delaware         Wholly-owned subsidiary
Rentals, Inc.                                                                                              of Move.com, Inc.
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             HOMESTORE.COM, INC., SUBSIDIARY INFORMATION @ 12/31/01
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
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Homebuyer's Fair, Inc.          None                                  Corporation         Arizona          Wholly-owned subsidiary
                                                                                                           of Homestore.com, Inc.
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Homestore Consumer Information  None                                  Corporation         Delaware         Wholly-owned subsidiary
Corp.                                                                                                      of Homestore.com, Inc.
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Homestore Europe ApS            None                                  Denmark Company     Denmark          Wholly-owned subsidiary
                                                                                                           of Homestore Europe
                                                                                                           Corporation
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Homestore Europe Corporation    None                                  British Virgin      British Virgin   Wholly-owned subsidiary
                                                                      Islands Co.         Islands          of Homestore
                                                                                                           International Limited
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Homestore International         None                                  British Virgin      British Virgin   Wholly-owned subsidiary
Licensing Corporation                                                 Islands Co.         Islands          of Homestore
                                                                                                           International Limited
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Homestore International         None                                  British Virgin      British Virgin   Wholly-owned subsidiary
Website Co., Inc.                                                     Islands Co.         Islands          of Homestore
                                                                                                           International Limited
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Homestore International         None                                  British Virgin      British Virgin   Wholly-owned subsidiary
Limited                                                               Islands Co.         Island           of Homestore.com, Inc.
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Homestore Japan Domain Ltd.     None                                  British Virgin      British Virgin   Wholly-owned subsidiary
                                                                      Islands Co.         Islands          of Homestore
                                                                                                           International Limited
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Homestore Laboratories, LLC     None                                  Limited Liability   Delaware         Wholly-owned subsidiary
                                                                      Company                              of Homestore.com, Inc.
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             HOMESTORE.COM, INC., SUBSIDIARY INFORMATION @ 12/31/01
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
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Homestore Latin America         None                                  British Virgin      British Virgin   Wholly-owned subsidiary
Corporation                                                           Islands Co.         Islands          of Homestore
                                                                                                           International Limited
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Homestore Management Company    None                                  Corporation         Delaware         Wholly-owned subsidiary
                                                                                                           of Homestore.com, Inc.
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Homestore Mobility              None                                  Corporation         Delaware         Wholly-owned subsidiary
Technologies, Inc.                                                                                         of Homestore.com, Inc.
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Homestore Mobility              None                                  England and Wales   England          Wholly-owned subsidiary
Technologies Limited                                                  private limited                      of Homestore Mobility
                                                                      company                              Technologies, Inc.
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Homestore Operations Company    Homestore Operations Company dba      Corporation         Delaware         Wholly-owned subsidiary
                                Homestyles Publishing and Marketing                                        of Homestore.com, Inc.
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Homestore Sales Company, Inc.   Homestore Sales Company, Inc., dba    Corporation         Delaware         Wholly-owned subsidiary
                                Homestore Internet Sales Company                                           of Homestore.com, Inc.
                                (New Hampshire only)
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Homestore Service Company,      None                                  Corporation         Delaware         Wholly-owned subsidiary
Inc.                                                                                                       of Homestore.com, Inc.
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HomeWrite Incorporated          None                                  Corporation         Delaware         Wholly-owned subsidiary
                                                                                                           of Homestore.com, Inc.
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HSTPUS, Inc.                    None                                  Corporation         Delaware         Wholly-owned subsidiary
                                                                                                           of Homestore.com, Inc.
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Immoclick Online S.A.           None                                  Spanish Company     Spain            Wholly-owned subsidiary
                                                                                                           of Homestore Europe ApS
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iMove.com, Inc.                 None                                  Corporation         Delaware         Joint Venture.
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Move.com, Inc.                  None                                  Corporation         Delaware         Wholly-owned subsidiary
                                                                                                           of Homestore.com, Inc.
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             HOMESTORE.COM, INC., SUBSIDIARY INFORMATION @ 12/31/01
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
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Movedotcom (UK) Limited         None                                  England and Wales   England          Wholly-owned subsidiary
                                                                      private limited                      of Move.com, Inc.
                                                                      company
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National New Homes Co.,         National New Homes Co., Inc.,         Corporation         Delaware         Wholly-owned subsidiary
Inc.                            dba Homebuilder.com                                                        of RealSelect, Inc.
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Qspace, Inc.                    N/A                                   Corporation         Unknown          Wholly-owned subsidiary
                                                                                                           of Homestore Consumer
                                                                                                           Information Corp.
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RealSelect, Inc.                RealSelect, Inc., dba Homestore.com   Corporation         Delaware         A subsidiary of
                                - Ventura County, CA                                                       Homestore.com, Inc.
                                RealSelect, Inc., dba Remodel.com
                                - Ventura County, CA
                                RealSelect, Inc., dba REALTOR.com
                                - Ventura County, CA
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The Enterprise of               None                                  Corporation         Wisconsin        Wholly-owned subsidiary
America, Ltd.                                                                                              of RealSelect, Inc.
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Top Producer Systems            None                                  Nova Scotia,        Nova Scotia      Wholly-owned subsidiary
Company                                                               Canada ULL                           of 3041776 Nova Scotia
                                                                      corporation                          Company
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Top Producer Systems            None                                  Corporation         Washington       Wholly-owned subsidiary
Corp.                                                                                                      of Top Producer Systems
                                                                                                           Company.
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Transactor, Inc.                None                                  Corporation         Delaware         Joint Venture.
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TouchTech Corporation           None                                  Ontario, Canada     Ontario          Wholly-owned subsidiary
                                                                      corporation                          of Homestore.com, Inc.
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VT Canada Inc.                  None                                  Corporation         Ontario, Canada  Wholly-owned subsidiary
                                                                                                           of Homestore.com, Inc.
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Welcome Wagon                   None                                  Corporation         New York         Wholly-owned subsidiary
International Inc.                                                                                         of Homestore.com, Inc.
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WyldFyre Technologies,          None                                  Corporation         California       Wholly-owned subsidiary
Inc.                                                                                                       of Homestore.com, Inc.
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